                                                                    Exhibit 24.1

                               POWERS OF ATTORNEY
                              OLYMPIC STEEL, INC.

     KNOW ALL MEN BY THESE PRESENTS, that OLYMPIC STEEL, INC., an Ohio corporation, and each person whose name is signed below hereby constitutes and appoints Michael D. Siegal, R. Louis Schneeberger and Richard T. Marabito and each of them, their attorneys-in-fact and agents, with full power of substitution and resubstitution, for and on behalf of Olympic Steel, Inc. and the undersigned directors and/or officers of Olympic Steel, Inc., and each of such directors and officers, to sign any or all documents or post-effective amendments to Olympic Steel, Inc.'s Registration Statement on Form S-3, and to file the same, with Exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and any and all applications or other documents in connection with inclusion on the NASDAQ National Market of the Company's shares of Common Stock or any and all other applications or other documents to be filed with any governmental agency or official relating to the Offering, granting such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorneys-in-fact and agents or their substitute or substitutes may do or cause to be done by virtue hereof.

     This Power of Attorney of Olympic Steel, Inc., and the directors and officers of Olympic Steel, Inc. may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

     IN WITNESS WHEREOF, this Power of Attorney has been signed at Cleveland, Ohio this 1st day of July, 1996.

                                          OLYMPIC STEEL, INC.

                                          By: /S/ R. LOUIS SCHNEEBERGER
                                             ---------------------------------
                                              R. Louis Schneeberger,
                                              Chief Financial Officer

         DIRECTORS AND OFFICERS:
/S/ BRUCE S. ADELSTEIN                            /S/ R. LOUIS SCHNEEBERGER
- ------------------------------------------        ------------------------------------------
Bruce S. Adelstein,                               R. Louis Schneeberger,
Vice President -- Operations and Director         Chief Financial Officer and Director

/S/ MARTIN H. ELRAD                               /S/ MICHAEL D. SIEGAL
- ------------------------------------------        ------------------------------------------
Martin H. Elrad, Director                         Michael D. Siegal, President, Chief
                                                  Executive Officer and Chairman of the
                                                  Board

/S/ THOMAS M. FORMAN                              /S/ DAVID A. WOLFORT
- ------------------------------------------        ------------------------------------------
Thomas M. Forman, Director                        David A. Wolfort,
                                                  Chief Operating Officer and Director

/S/ JANICE M. MARGHERET                           /S/ RICHARD T. MARABITO
- ------------------------------------------        ------------------------------------------
Janice M. Margheret, Director                     Richard T. Marabito, Treasurer
                                                  and Corporate Controller